EXHIBIT 99.1

Serrania Area
Putumayo Basin
COLOMBIA
HOUSTON AMERICAN ENERGY CORP

79°
77°
75°
73°
71°
69° West
12°
10°
8°
6°
4°
2° North
0°
N
Caribbean Sea
Guajira Basin
Santa Marta Massif
Maracaibo Basin
Lower Magdalena Valley
Cesar Valley
Perija Andes
Catatumbo Basin
Panama
Merida Andes
Suture
Middle Magdalena Valley
Santander Massif
Barinas Basin
Pacific Ocean
Pacific Basin
Central Cordillera
Eastern Cordillera
Llanos Foothills
Western Cordillera
Cauca Basin
Bogotá
Borde Llanero Suture
Llanos Basin
Upper Magdalena Valley
Guyana Shield
Romeral
Putumayo Basin
Amazon Basin
0 100 200 Km

HOUSTON AMERICAN ENERGY CORP

Serrania
Serrania Area - Northern Putumayo Basin

SHONA EN
Serrania 1
(n.a.)
SERRANIA
SHONA EN
Yari
LOS PICACHOS
HUPECOL
CAPELLA
COL
Pirana 1
1112(1976)
OMBU
EMERALD EN
COL
Payara 1
1397(1975)
Caribbean Sea
Panama
Pacific Ocean

Houston American Energy Corp owns a 12.5 % interest in the Serrania, Los Picachos and Macaya Blocks.

HOUSTON AMERICAN ENERGY CORP

Los Picachos
86,249 acres
Capella Field
Macaya
195,201 acres
Serrania
110,790 acres
Northern Putumaya Basin
Serrania

Serrania
Picachos TEA
Macaya TEA
Y-73-08
Y-73-04
Y-73-06
S-2009-01
S-2009-02
S-2009-08
S-2009-07
Y-1976-18
Y-1973-10
Y-73-08
T-1976-03W
5 km
3.1 miles

HOUSTON AMERICAN ENERGY CORP

Capella Field
North Prospect
South Prospect
Serrania - Capella Area
Mirador Sand Time Structure Map

Serrania
Seismic Line N1
Seismic Line N2
1,100
1,200
1,300
0,090
Y-73-05
Y-73-04
S-2009-01
S-2009-02
S-2009-03
S-2009-04
S-2009-05
S-2009-06
Y-73-17

HOUSTON AMERICAN ENERGY CORP

Prospect Statistics
Estimated Closure:
11,000 Acres
(17+ square miles)
45 msec
(approximately 180 feet)
Approximate Depth to
Top of Mirador: 4,500’
Serrania - North Prospect
1 Mile
Proposed
Well Location
Mirador Sand Time Structure Map

0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
1.400
1.500
HOUSTON AMERICAN ENERGY CORP

2D Seismic Line N1
NW
SE
Mirador
Basement
North Prospect

0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
1.400
1.500
HOUSTON AMERICAN ENERGY CORP

SW
NE
Mirador
Basement
2D Seismic Line N2
North Prospect

Seismic Line S2
Seismic Line S1
Y-78-17
S-2008-05
S-2009-03
S-2009-04
S-2009-08
S-2009-07
S-2009-07
1,200
1,100
1,100
1,000
0,900
Y-1978-08N

HOUSTON AMERICAN ENERGY CORP

Prospect Statistics
Estimated Closure:
6,000 Acres
(9+ square miles)
80 msec closure
(approximately 320 feet)
Approximate Depth to
Top of Mirador: 3,600’
Serrania - South Prospect
1 Mile
Capella Field
Proposed
Well Location
Mirador Sand Time Structure Map

W
0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
1.400
HOUSTON AMERICAN ENERGY CORP

E
Mirador
Basement
2D Seismic Line S1
South Prospect

0.300
0.400
0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
HOUSTON AMERICAN ENERGY CORP

SSW
NNE
Mirador
Basement
Capella Field
2D Seismic Line S2
South Prospect

Capella Field

Northern Putumayo Basin

Discovered: July 2008

Operator: Sinochem Group

Partner: Canacol Energy

Oil: 9 to 11 API Gravity
(Source: Canacol Energy)

1.8 Billion Barrels OOIP
(Canacol Energy's estimate)

Capella field
Caguan-Putumayo
5
Km
Exploration Upside
Field limit at Conglomerate level
Field limit at Mirador level
Horizontal well
Vertical well

Source: Canacol Energy Investor Presentation - July 2012

HOUSTON AMERICAN ENERGY CORP

2D Seismic Line Over Capella Field

Capella field
Caguan-Putumayo
Km
Exploration Upside
Field limit at Conglomerate level
Field limit at Mirador level
Horizontal well
Vertical well
Mirador
Basement

HOUSTON AMERICAN ENERGY CORP

NW
SE
Seismic Line
Payara 1
Capella 1
Capella 2
Source: Canacol Energy Investor Presentation - July 2012

Capella Field
Comparison of 2D Seismic Data Over Capella Field and the Serrania South Prospect
South Prospect

Pirana #1 (1976)
Mirador Interval 75 Feet
FM. MIRADOR
Serrania
Picachos TEA
Macaya TEA
5 km
3.1 miles
Y-73-05
S-2009-01
S-2009-02
S-2009-03
Y-73-04
Y-73-03
Y-73-06
Y-73-08
Y-73-09
Y-1976-18
Y-1976-19
T-1976-03
S-2009-07
S-2009-08

HOUSTON AMERICAN ENERGY CORP

Mirador Interval Thickness Map
THIN
THICK
Capella Field
North Prospect
South Prospect
Mirador
Interval
370 Feet
Payara #1 (1975)
60 feet
This map shows that we may encounter a thicker Mirador interval in the Serrania Block than Capella Field.
25 feet

Serrania
Picachos TEA
Macaya TEA
5 km
3.1 miles
S-2009-08
S-2009-07
Y-73-03
Y-73-04

HOUSTON AMERICAN ENERGY CORP

Capella Field
South Prospect
North Prospect
Serrania Area
1) 12.5 % Interest
2) 392,224 gross acres
 49,028 net acres
3) Two Large Prospects
 Adjacent to Capella Field
 Shallow Wells
4) Large Amount of Follow-up
 Acreage
5) Seasoned Operator
HOUSTON AMERICAN ENERGY CORP